                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL


                         11 1/2% SENIOR NOTES DUE 2007

                                       OF

                           HERMES EUROPE RAILTEL B.V.

                  PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
              ALL OF ITS OUTSTANDING 11 1/2% SENIOR NOTES DUE 2007

                                      FOR

                         11 1/2% SENIOR NOTES DUE 2007


      -----------------------------------------------------------------
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
       TIME, ON              , 1998 (THE "EXPIRATION DATE") UNLESS THE
       EXCHANGE OFFER IS EXTENDED TO A DATE NOT LATER THAN
             , 1998.  TENDERS OF OUTSTANDING  NOTES MAY BE WITHDRAWN
       AT  ANY TIME PRIOR TO 5:00  P.M., NEW YORK CITY TIME, ON THE
       EXPIRATION DATE.
      -----------------------------------------------------------------

                  TO: THE BANK OF NEW YORK, EXCHANGE AGENT

                            BY MAIL, HAND OR
                            OVERNIGHT COURIER:
                            THE BANK OF NEW YORK
                            CORPORATE TRUST TRUSTEE
                             ADMINISTRATION
                            101 BARCLAY STREET - 21ST FLOOR
                            NEW YORK, NEW YORK  10286
                            BY FACSIMILE TRANSMISSION:
                            (212) 815-5915
                            CONFIRM BY TELEPHONE:
                            (212) 815-5381

         Delivery of this Letter of Transmittal to an address, or transmission via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         By execution hereof, the undersigned acknowledges receipt of the
Prospectus (the "Prospectus"), dated December   , 1997, of Hermes Europe
Railtel B.V. (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitutes the Company's offer (the "Exchange Offer") to exchange U.S.$265,000,000 aggregate principal amount of its 11 1/2% Senior Notes due 2007 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus constitutes a part, for U.S.$265,000,000 aggregate principal amount of its 11 1/2% Senior Notes due 2007 (the "Outstanding Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

         This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "Terms of the Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "Terms of the Exchange Offer--Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in
(ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Outstanding Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Outstanding Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

         Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC whose Outstanding Notes are held of record by DTC who desires to deliver such Outstanding Notes by book-entry transfer at DTC.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this letter in its entirety.

         All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

         The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

         List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Outstanding Notes will be accepted only in authorized denominations of $1,000.

----------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF OUTSTANDING NOTES
----------------------------------------------------------------------------------------------------------
                                                                     CERTIFICATE           AGGREGATE
                                                                      NUMBER(S)*           PRINCIPAL
                                                                    (ATTACH SIGNED           AMOUNT
            NAME(S) AND ADDRESS(ES) OF HOLDER(S)                       LIST IF         TENDERED (IF LESS
                 (PLEASE FILL IN, IF BLANK)                           NECESSARY)          THAN ALL)**
----------------------------------------------------------------------------------------------------------

                                                                  ------------------   -------------------

                                                                  ------------------   -------------------

                                                                  ------------------   -------------------

                                                                  ------------------   -------------------

                                                                  ------------------   -------------------

                                                                  ------------------   -------------------

                                                                  ------------------   -------------------

                                                                  ------------------   -------------------

                                                                  ------------------   -------------------

                                                                  ------------------   -------------------

                                                                  ------------------   -------------------

                                                                  ------------------   -------------------

----------------------------------------------------------------------------------------------------------
  TOTAL PRINCIPAL AMOUNT OF OUTSTANDING NOTES TENDERED
----------------------------------------------------------------------------------------------------------
  *  Need not be completed by Holders tendering by book-entry transfer.
  ** Need not be completed by Holders who wish to tender with respect to all
     Outstanding Notes listed.  See Instruction 2.
----------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DTC TO THE
    EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                  ----------------------------------------------

    DTC Book-Entry Account:
                           -----------------------------------------------------

    Transaction Code No.:
                         -------------------------------------------------------

         Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, or (ii) who cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Terms of the Exchange Offer--Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Holder(s) of Outstanding Notes:
                                              ----------------------------------

    Window Ticket No. (if any):
                               -------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------

    Name of Eligible Institution that Guaranteed Delivery:

    ----------------------------------------------------------------------------

    DTC Book-Entry Account No.:
                               -------------------------------------------------

    If Delivered by Book-Entry Transfer:
    Name of Tendering Institution:
                                  ----------------------------------------------

    Transaction Code No.:
                         -------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
         -----------------------------------------------------------------------

    Address:
            --------------------------------------------------------------------

            --------------------------------------------------------------------

LADIES AND GENTLEMEN:

         Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Outstanding Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) with respect to the tendered Outstanding Notes with full power of substitution to
(i) deliver certificates for such Outstanding Notes to the Company, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Outstanding Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes from its own account in exchange for Outstanding Notes, the undersigned represents that such Outstanding Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned Holder represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder of Outstanding Notes nor any other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) if the Holder is not a broker-dealer, or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Outstanding Notes, neither the Holder nor any such other person is engaged in or intends to participate in the distribution of such Exchange Notes and (iv) neither the Holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 of the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Outstanding Notes tendered hereby.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Outstanding Notes are submitted for a greater principal amount than the holder desires to exchange, such unaccepted or non-exchanged Outstanding Notes will be returned without expense to the tendering Holder thereof (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described in the Prospectus under "Terms of the Exchange Offer--Book-Entry Transfer," such non-exchanged Notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Outstanding Notes pursuant to the procedures described under the caption "Terms of the Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Outstanding Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE

   (To Be Completed by All Tendering Holders of Outstanding Notes Regardless of Whether Outstanding Notes Are Being Physically Delivered Herewith)

      This Letter of Transmittal must be signed by the Holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

      If the signature appearing below is not of the registered Holder(s) of the Outstanding Notes, then the registered Holder(s) must sign a valid proxy.

  x                                 Date:
   ------------------------                ---------------------------
  x                                 Date:
   ------------------------                ---------------------------
    SIGNATURE(S) OF HOLDER(S) OR
        AUTHORIZED SIGNATORY

  Name(s):                                  Address:
            ------------------------                  -------------------------

            ------------------------                  -------------------------
              (PLEASE PRINT)                          (INCLUDING ZIP CODE)

  Capacity(ies):                            Area Code and Telephone No.:
                  ------------------                                    -------

  Social Security No(s).:
                           ---------

                  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
       Certain Signatures Must Be Guaranteed by an Eligible Institution


  -----------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signatures)


  -----------------------------------------------------------------------------
              (Address (including zip code) and Telephone Number
                        (including area code) of Firm)


  -----------------------------------------------------------------------------
                            (Authorized Signature)


  -----------------------------------------------------------------------------
                                (Printed Name)


  -----------------------------------------------------------------------------
                                   (Title)

  Date:
         ------------------

--------------------------------------------------------------------------------

                    TO BE COMPLETED BY ALL TENDERING HOLDERS


------------------------------------------------------------------------------------------------------------
                                   PAYOR'S NAME:  HERMES EUROPE RAILTEL B.V.
------------------------------------------------------------------------------------------------------------
                                      Part 1--PLEASE PROVIDE YOUR TIN
                                      IN THE BOX AT RIGHT AND CERTIFY           -------------------------
                                      BY SIGNING AND DATING BELOW               SOCIAL SECURITY NUMBER OR
                                                                             EMPLOYER IDENTIFICATION NUMBER
------------------------------------------------------------------------------------------------------------
              SUBSTITUTE
               FORM W-9

      DEPARTMENT OF THE TREASURY      Part 2--Check the box if you are NOT subject to back-up withholding
       INTERNAL REVENUE SERVICE       under the provisions of Section 3406(a)(1)(C) of the Internal Revenue
                                      Code because (1) you have not been notified that you are subject to back-up withholding as a result of failure to report all interest or dividends, (2) the Internal Revenue Service has notified you that you are no longer subject to back-up withholding or (3) you are exempt.
     PAYOR'S REQUEST FOR TAXPAYER                                                                 [ ]
     IDENTIFICATION NUMBER (TIN)
                                      ----------------------------------------------------------------------
                                      CERTIFICATE--UNDER THE PENALTIES OF PERJURY, I        PART 3
                                      CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM       CHECK IF
                                      IS TRUE, CORRECT AND COMPLETE.                           AWAITING TIN

                                      SIGNATURE _________________  DATE ________
                                                                                                  [ ]
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------      ----------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS

              (See Instruction 4 herein)                                 (See Instruction 4 herein)

      To be completed ONLY if certificates for                   To be completed ONLY if certificates for
  Outstanding Notes in a principal amount not                Outstanding Notes in a principal amount not
  tendered are to be issued in the name of, or the           tendered or not accepted for purchase or the
  Exchange Notes issued pursuant to the Exchange             Exchange Notes issued pursuant to the Exchange
  Offer are to be issued to the order of, someone            Offer are to be sent to someone other than the
  other than the person or persons whose                     person or persons whose signature(s) appear(s)
  signature(s) appear(s) within this Letter of               within this Letter of Transmittal or to an
  Transmittal or issued to an address different from         address different from that shown in the box
  that shown in the box entitled "Description of             entitled "Description of Outstanding Notes"
  Outstanding Notes" within this Letter of                   within this Letter of Transmittal or to be
  Transmittal, or if Outstanding Notes tendered by           credited to an account maintained at DTC other
  book-entry transfer that are not accepted for              than the account at DTC indicated above.
  purchase are to be credited to an account
  maintained at DTC other than the account at DTC
  indicated above.

  Name: . . . . . . . . . . . . . . . . . . . . . .          Name: . . . . . . . . . . . . . . . . . . . . . .
                    (Please Print)                                             (Please Print)

  Address:  . . . . . . . . . . . . . . . . . . . .          Address:  . . . . . . . . . . . . . . . . . . . .
                    (Please Print)                                             (Please Print)

  . . . . . . . . . . . . . . . . . . . . . . . . .          . . . . . . . . . . . . . . . . . . . . . . . . .
                       Zip Code                                                   Zip Code

  . . . . . . . . . . . . . . . . . . . . . . . . .          . . . . . . . . . . . . . . . . . . . . . . . . .
  Taxpayer Identification or Social Security Number          Taxpayer Identification or Social Security Number
           (See Substitute Form W-9 herein)                           (See Substitute Form W-9 herein)
-----------------------------------------------------      ----------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------          -------------------------------------------------------
                                  Give the                                                        Give the
 For this type of                 SOCIAL SECURITY               For this type of                  SOCIAL SECURITY
 account:                         number of--                   account:                          number of--
------------------------------------------------------          -------------------------------------------------------

1.  An individual's account       The individual                8.  Sole proprietorship account   The owner(4)

2.  Two or more individuals       The actual owner of           9.  A valid trust, estate, or     The legal entity (Do
    (joint account)               the account or,                   pension trust                 not furnish the
                                  if combined                                                     identifying
                                  funds, any one                                                  number of the
                                  of the                                                          personal
                                  individuals(1)                                                  representative
                                                                                                  or trustee
                                                                                                  unless the legal
3.  Husband and wife              The actual owner of                                             entity itself is
    (joint account)               the account or, if                                              not designated
                                  joint funds, either                                             in the account
                                  person(1)                                                       title.)(5)

                                                                10. Corporate account             The corporation
4.  Custodian account of a minor  The minor(2)
    (Uniform Gift to Minors Act)                                11. Religious, charitable, or     The organization
                                                                    educational organization
                                                                    account
5.  Adult and minor               The adult or, if the
    (joint account)               minor is the only             12. Partnership account held in   The partnership
                                  contributor, the                  the name of the business
                                  minor(1)
                                                                13. Association, club, or         The organization
6.  Account in the name of        The ward, minor, or               other tax exempt
    guardian or committee for     incompetent                       organization
    a designated ward, minor,     person(3)
    or incompetent person                                       14. A broker or registered        The broker or nominee
                                                                    nominee

7.  a. The usual revocable        The grantor-                  15. Account with the Department   The public entity
       savings trust account      trustee(1)                        of Agriculture in the name
       (grantor is also                                             of a public entity (such as
       trustee)                                                     a State or local government,
                                                                    school district,  or prison)
    b. So-called trust account    The actual owner(1)               that receives agricultural
       that is not a legal or                                       program payments
       valid trust under
       State law
------------------------------------------------------          -------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's Social Security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER                                                          which have at least one nonresident partner.
If you don't have a taxpayer Identification number                        - Payments of patronage dividends where the
or you don't know your number, obtain Form SS-5,                            amount received is not paid in money.
Application for a Social Security Number Card, or                         - Payments made by certain foreign
Form SS-4, Application for Employer Identification                          organizations.
Number, at the local office of the Social Security                        - Payments made to a nominee.
Administration or the Internal Revenue Service and                    Payments of interest not generally subject to
apply for a number.                                                   backup withholding include the following:
                                                                          - Payments of interest on obligations issued
PAYEES EXEMPT FROM BACKUP WITHHOLDING                                       by individuals.  Note:  You may be subject
Payees specifically exempted from backup                                    to backup withholding if this interest is
withholding on ALL payments include the following:                          $600 or more and is paid in the course of
    - A corporation.                                                        the payer's trade or business and you have
    - A financial institution.                                              not provided your correct taxpayer
    - An organization exempt from tax under                                 identification number to the payer.
      section 501(a), or an individual retirement                         - Payments of tax-exempt interest (including
      plan.                                                                 exempt-interest dividends under section
    - The United States or any agency or                                    852.).
      instrumentality thereof.                                            - Payments described in section 6049(b)(5) to
    - A State, the District of Columbia, a                                  nonresident aliens.
      possession of the United States, or any                             - Payments on tax-free covenant bonds under
      subdivision or instrumentality thereof.                               section 1451.
    - A foreign government, a political                                   - Payments made by certain foreign
      subdivision of a foreign government, or any                           organizations.
      agency or instrumentality thereof.                                  - Payments made to a nominee.
    - An international organization or any agency                     Exempt payees described above should file Form W-9
      or instrumentality thereof.                                     to avoid possible erroneous backup withholding.
    - A registered dealer in securities or                            FILE THIS FORM WITH THE PAYER, FURNISH YOUR
      commodities registered in the U.S. or a                         TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON
      possession of the U.S.                                          THE FACE OF THE FORM, AND RETURN IT TO THE PAYER.
    - A real estate investment trust.                                 IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR
    - A common trust fund operated by a bank under                    PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
      section 584(a).
    - An exempt charitable remainder trust, or a                      Certain payments other than interest, dividends,
      non-exempt trust described in section                           and patronage dividends, that are not subject to
      4947(a)(1).                                                     information reporting are also not subject to
    - An entity registered at all times under the                     backup withholding.  For details, see the
      Investment Company Act of 1940.                                 regulations under sections 6041, 6041A(a), 6045
    - A foreign central bank of issue.                                and 6050A.
Payments of dividends and patronage dividends not
generally subject to backup withholding include                       PRIVACY ACT NOTICE.--Section 6109 requires most
the following:                                                        recipients of dividend, interest, or other
    - Payments to nonresident aliens subject to                       payments to
      withholding under section 1441.
    - Payments to partnerships not engaged in a
      trade or business in the U.S. and

give taxpayer identification numbers
to payers who must report the payments to the IRS.
IRS uses the numbers for identification purposes.
Payers must be given the numbers whether or not recipients are required to file tax returns.
Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER
IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH
RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING
INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR
ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT
OR THE INTERNAL REVENUE SERVICE.

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES. The certificates for the tendered Outstanding Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Outstanding Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to the Company.

      Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Outstanding Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the Outstanding Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "Terms of the Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Outstanding Notes who wishes to tender his Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

      All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    2. PARTIAL TENDERS. Tenders of Outstanding Notes will be accepted only in authorized denominations of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Outstanding Notes." The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, Outstanding Notes for the principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, Outstanding Notes for the principal amount of Outstanding Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange of any Outstanding Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Outstanding Notes are accepted for exchange.

    3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

      If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Outstanding Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of Outstanding Notes listed therein, such Outstanding Notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the Outstanding Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Outstanding Notes.

      If this Letter of Transmittal (or copy hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

      Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

      Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Outstanding Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Outstanding Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Outstanding Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

      Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

    6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Outstanding Notes tendered.

    7. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any tendering Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                         (DO NOT WRITE IN SPACE BELOW)



-------------------------------------------------------------------------------------------------------------
     Certificate Surrendered              Outstanding Notes Tendered           Outstanding Notes Accepted
-------------------------------------------------------------------------------------------------------------

-----------------------------------    --------------------------------    ----------------------------------

-----------------------------------    --------------------------------    ----------------------------------

-----------------------------------    --------------------------------    ----------------------------------

-------------------------------------------------------------------------------------------------------------
  Delivery Prepared by                      Checked by                        Date
                       -------------                   ---------------             --------------------------
-------------------------------------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK


                                    By Mail, Hand or
                                    Overnight Courier:
                                    The Bank of New York
                                    Corporate Trust Trustee
                                      Administration
                                    101 Barclay Street - 21st Floor
                                    New York, New York  10286
                                    By Facsimile Transmission:
                                    (212) 815-5915
                                    Confirm By Telephone:
                                    (212) 815-5381